                           Highlands Acquisition Corp.

                              10,000,000 Units (1)
                                  Common Stock
                                    Warrants

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                         , 2007

Citigroup Global Markets Inc.
As Representative of the several Underwriters,
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  Highlands Acquisition Corp., a corporation organized under the laws of Delaware (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the
"Representative") are acting as sole representative, an aggregate of 10,000,000 units (the "Units") of the Company (said Units to be issued and sold by the
Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 1,500,000 additional units to cover over-allotments, if any (the "Option Securities"; the
Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representative as used herein shall mean you, as Underwriter, and the term Underwriter shall mean either the singular or plural as the context requires. Certain capitalized terms used herein and not otherwise defined are defined in Section 20 hereof.

                  Each Unit consists of one share of the Company's common stock, par value $.0001 per share (the "Common Stock"), and one warrant to purchase one share of Common Stock (the "Warrant(s)"). The shares of Common Stock and
Warrants included in the Units will not trade separately until the forty-fifth
(45th) day after the date of the Prospectus unless the Representative determines that an earlier date is acceptable, subject to (a) the Company's preparation of an audited balance sheet reflecting the receipt by the Company of the proceeds of the offering of the Securities and (b) the filing of such audited balance sheet with the Commission on a Form 8-K or similar form by the Company which includes such balance sheet. Each Warrant entitles its holder, upon exercise, to purchase one share of Common Stock for $7.50 during the period commencing on the later of the completion of an initial "Business Combination" or 15 months from the date of the Prospectus and terminating on the five-year anniversary of the date of the Prospectus or earlier upon redemption or Liquidation. As used herein, the term "Business Combination" (as described more fully in the
Registration Statement) shall mean any acquisition, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses or assets.

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(1)      Plus an option to purchase from the Company, up to 1,500,000 additional
 Units to cover over-allotments.

                  The Company has entered into an Investment Management Trust
Agreement, dated as of the date hereof, with Continental Stock Transfer & Trust
Company ("CST&T"), as trustee, in substantially the form filed as an exhibit to the Registration Statement (the "Trust Agreement"), pursuant to which certain proceeds of the offering will be deposited and held in a trust account (the
"Trust Account") for the benefit of the Company, the Underwriters and the holders of the Underwritten Securities and the Option Securities, if and when issued.

                  The Company has entered into a Warrant Agreement, dated as of the date hereof, with CST&T, as warrant agent, in substantially the form filed as an exhibit to the Registration Statement (the "Warrant Agreement") pursuant to which CST&T will act as warrant agent in connection with the issuance, registration, transfer, exchange, redemption, and exercise of the Warrants,
Founders' Warrants, Sponsors' Warrants and Co-Investment Warrants.

                  The Company has entered into offer letters, dated as of May 1,
2007 (collectively, the "Securities Purchase Agreement"), with each of Highland
Equity LLC, Fieldpoint Capital LLC, Ivy Healthcare Capital II, L.P., Robert W.
Pangia, Dennis W. O'Dowd, Leslie D. Michelson, William V. Campbell, William F.
Owens, Michael A. Henning, and Virgilio Rene Veloso (each a "Founder" and, collectively, the "Founders"), pursuant to which the Founders have purchased an aggregate of 2,500,000 units (the "Founders' Units"), each consisting of one share of Common Stock (the "Founders' Common Stock") and one warrant to purchase one share of Common Stock (the "Founders' Warrants"), for an aggregate purchase price of $25,000. The Founders' Common Stock and Founders' Warrants that comprise the Founders' Units are identical to the Common Stock and Warrants, respectively, included in the Units except (i) each Founder has agreed to place its Founders' Common Stock in escrow until one year after the initial Business
Combination and to place its Founders' Warrants in escrow until they become exercisable, provided the Founders' Common Stock and Founders' Warrants will be released from escrow earlier if, following the Business Combination, (A) the last sales price of the Common Stock equals or exceeds $20.00 per share for any
20 trading days within any 30-trading day period beginning 90 days after the
Business Combination or (B) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of the
Company's stockholders having the right to exchange their Common Stock for cash, securities or other property, (ii) each Founder has agreed not to sell or otherwise transfer the Founders' Common Stock and Founders' Warrants until they are released from escrow, other than to Permitted Transferees, (iii) the
Founders' Warrants will become exercisable after the consummation of our initial
Business Combination if and when the last sales price of our Common Stock exceeds $14.25 per share for any 20 trading days within any 30-trading day period beginning 90 days after the Business Combination, (iv) the Founders have agreed to vote the Founders' Common Stock in the same manner as the shares cast by a majority of the public stockholders in connection with the vote required to approve our initial Business Combination, (v) the Founders will not be able to exercise conversion rights with respect to the Founders' Common Stock, (vi) the
Founders have agreed to waive their rights to participate in the Liquidation distribution with respect to the Founders' Common Stock, and (vii) the Founder's
Warrants are non-redeemable so long as they are held by the Founders or their
Permitted Transferees. For purposes of this agreement, "Permitted Transferees"
has the meaning set forth in (A) the Securities Purchase Agreement with respect to the Founders' Units, Founders' Common Stock and Founders' Warrants, (B) the
Warrant Subscription Agreement with respect to the Sponsors' Warrants, and (C)
the Co-Investment Subscription Agreement with respect to the Co-Investment
Units, Co-Investment Common Stock and Co-Investment Warrants.

                  The Company has entered into a Warrant Subscription Agreement, dated as of May 31, 2007 (the "Warrant Subscription Agreement"), with Kanders &
Company, Robert W. Pangia, Ivy Healthcare Capital II, L.P., Dennis W. O'Dowd,
Virgilio Rene Veloso and Fieldpoint Capital, LLC (each a "Sponsor" and, collectively, the "Sponsors"), pursuant to which the Sponsors have agreed to purchase

an aggregate of 3,250,000 warrants, each entitling the holder to purchase one share of Common Stock (the "Sponsors' Warrants"), for $1.00 per Sponsors'
Warrant. The Sponsors' Warrants are identical to the Warrants included in the
Units, except (i) the Sponsors' Warrants will not be transferable or salable by the Sponsors (subject to limited exceptions more fully described in the Warrant
Subscription Agreement) until after the Company completes the Business
Combination, (ii) the Sponsors' Warrants will be non-redeemable so long as they are held by the Sponsors or their Permitted Transferees and (iii) commencing 30 days after the consummation of the Company's initial Business Combination, the holders of the Sponsors' Warrants and the underlying Common Stock will be entitled to registration rights with respect to such securities under an agreement to be signed on or before the date of the Prospectus.

                  The Company has entered into a Co-Investment Subscription
Agreement, dated as of May 31, 2007 (the "Co-Investment Subscription
Agreement"), with Kanders & Company, Robert W. Pangia, Ivy Healthcare Capital
II, L.P., Dennis W. O'Dowd, Virgilio Rene Veloso and Fieldpoint Capital, LLC
(each a "Co-Investment Purchaser" and, collectively, the "Co-Investment
Purchasers"), pursuant to which the Co-Investment Purchasers have agreed to purchase an aggregate of 1,000,000 units (the "Co-Investment Units"), each consisting of one share of Common Stock (the "Co-Investment Common Stock") and one warrant to purchase one share of Common Stock (the "Co-Investment
Warrants"), for $10.00 per unit. The Co-Investment Common Stock and
Co-Investment Warrants are identical to the Common Stock and Warrants, respectively, included in the Units, except (i) the proceeds from the sale of the Co-Investment Units will not be received by the Company until immediately prior to the consummation of a Business Combination and, therefore, will not be deposited into the Trust Account or available for distribution to the public stockholders upon the Liquidation, (ii) commencing 30 days after the consummation of the Company's initial Business Combination, the holders of the
Co-Investment Units and the underlying Common Stock will be entitled to registration rights with respect to such securities pursuant to a registration rights agreement and (iii) the Co-Investment Units, Common Stock and Warrants
are not transferable until one year after the initial Business Combination, subject to certain exceptions more fully described in the Co-Investment
Subscription Agreement.

                  The Company has entered into an Escrow Agreement, dated as of the date hereof (the "Escrow Agreement"), with CST&T and the Founders, pursuant to which the Founders have agreed to place the Founders' Units, Founders' Common
Stock and Founders' Warrants into escrow until one year after the consummation of the initial Business Combination, subject to the terms, conditions and exceptions more fully described in the Escrow Agreement.

                  The Company has entered into a Registration Rights Agreement, dated as of the date hereof, with the Founders, Sponsors and Co-Investment
Purchasers, in substantially the form filed as an exhibit to the Registration
Statement (the "Registration Rights Agreement"), pursuant to which the Company has granted certain registration rights in respect of the Founders' Units,
Founders' Common Stock, Founders' Warrants and the underlying shares of Common
Stock, the Sponsors' Warrants and the underlying shares of Common Stock, and the
Co-Investment Units, Co-Investment Common Stock and Co-Investment Warrants and
underlying shares of Common Stock.

                  The Company has caused to be duly executed and delivered
letters by the Founders and each of the Company's officers and directors
(collectively, the "Insiders"), each in substantially the form filed as an exhibit to the Registration Statement (the "Insider Letters").

                  The Company has entered into a letter agreement, dated as of the date hereof (the "Services Agreement"), with Kanders & Company, Inc. and Ivy
Capital Partners, pursuant to which the Company will pay Kanders & Company and
Ivy Capital Partners, subject to the terms of the Services Agreement, an aggregate monthly fee of $10,000 for general and administrative services, including office

space, utilities and secretarial support from the date hereof until the earlier of (i) the consummation of a Business Combination or (ii) the Liquidation.

                  1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1.

                  (a) The Company has prepared and filed with the Commission a registration statement (file number 333-143599) on Form S-1, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will file with the Commission a final prospectus in accordance with Rule 424(b). As filed, such final prospectus shall contain all information required by the Act and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution
Time, shall contain only such specific additional information and other changes
(beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The
Company has complied to the Commission's satisfaction with all requests of the
Commission for additional or supplemental information.

                  (b) On the Effective Date, the Registration Statement did, and
when the Prospectus is first filed in accordance with Rule 424(b) and on the
Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the
Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act; on the Effective Date and at the
Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the
Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the
Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any
Underwriter through the Representative specifically for inclusion in the
Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by any
Underwriter consists of the information described as such in Section 8 hereof.

                  (c) The Statutory Prospectus does not contain any untrue
statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Statutory Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any
Underwriter consists of the information described as such in Section 8 hereof.

                  (d) The Company has filed with the Commission a Form 8-A (file number [o]) providing for the registration under the Exchange Act of the
Securities, which registration is currently effective on the date hereof. The
Securities have been duly listed, and admitted and authorized for trading subject only to official notice of issuance, on the American Stock Exchange, and the Company knows of no reason or set of facts which is likely to adversely affect such approval.

                  (e) The Commission has not issued any order or, to the
Company's knowledge, threatened to issue any order preventing or suspending the effectiveness of the Registration Statement or the use of any Preliminary
Prospectus, the Prospectus or any part thereof, and has not instituted or, to the Company's knowledge, threatened to institute any proceedings with respect to such an order.

                  (f) (i) At the time of filing the Registration Statement and
(ii) as of the Execution Time, the Company was and is an Ineligible Issuer (as
defined in Rule 405).

                  (g) The Company has not prepared or used a Free Writing
Prospectus.

                  (h) The Company has been duly incorporated and is validly
existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Statutory Prospectus and the Prospectus, and is
duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

(i) There are no subsidiaries of the Company as defined by Rule 1-02 of
Regulation S-X.

                  (j) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required (and the Statutory Prospectus contains in all material respects the same description of the foregoing matters contained in the Prospectus); and the statements in the Statutory Prospectus and the Prospectus under the headings
"Principal Stockholders," "Certain Relationships and Related Transactions,"
"Description of Securities" and "Taxation" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings. There are no business relationships or related party transactions involving the Company or any other person required by the Act to be described in the Registration Statement or Prospectus that have not been described as required.

                  (k) The Company's authorized equity capitalization is as set forth in the Statutory Prospectus and the Prospectus.

                  (l) All issued and outstanding securities of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The offers and sales of the outstanding Common
Stock and Warrants were at all relevant times either registered under the Act, the applicable state securities and Blue Sky laws or, based in part on the representations and warranties of the purchasers of such shares of Common Stock and Warrants, exempt from such registration requirements. The holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Statutory Prospectus and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                  (m) The Common Stock included in the Units has been duly
authorized and, when executed by the Company and countersigned, and issued and delivered against payment for the Securities by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and non-assessable.

                  (n) The Warrants included in the Units, when executed,
authenticated, issued and delivered in the manner set forth in the Warrant
Agreement against payment for the Securities by the Underwriters pursuant to this Agreement, will be duly executed, authenticated, issued and delivered, and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (o) The shares of Common Stock issuable upon exercise of the
Warrants included in the Units have been duly authorized and, when issued and delivered against payment therefor pursuant to the Warrants and the Warrant
Agreement, will be validly issued, fully paid and non-assessable. The holders of such Common Stock are not and will not be subject to personal liability by reason of being such holders; such Common Stock is not and will not be subject to any preemptive or other similar contractual rights granted by the Company;
and all corporate action required to be taken for the authorization, issuance and sale of such Common Stock (other than such execution, countersignature and delivery at the time of issuance) has been duly and validly taken.

                  (p) The certificates for the Common Stock are in valid and sufficient form.

                  (q) Except as set forth in the Statutory Prospectus and the
Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the
Company under the Act or to include any such securities in a registration statement to be filed by the Company.

                  (r) No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company from its inception through and including the date hereof, except as disclosed in the Registration
Statement.

                  (s) Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be "integrated" pursuant to the Act with the offer and sale of the
Underwritten Securities pursuant to the Registration Statement.

                  (t) The Founders' Common Stock included in the Founders' Units is duly authorized, validly issued, fully paid and non-assessable.

                  (u) The Founders' Warrants have been duly executed,
authenticated, issued and delivered, and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (v) The shares of Common Stock issuable upon exercise of the
Founders' Warrants included in the Founders' Units have been duly authorized and, when executed by the Company and countersigned and issued and delivered against payment therefor pursuant to the Founders' Warrants and the Warrant
Agreement, will be validly issued, fully paid and non-assessable.

                  (w) The entire $3,250,000 of proceeds from the sale of the
Sponsors' Warrants has been deposited with Graubard Miller in accordance with the terms of the Warrant Subscription Agreement and will be deposited in the
Trust Account upon the consummation of the offering of the Securities.

                  (x) The Sponsors' Warrants, when delivered upon the
consummation of this offering, will be duly executed, authenticated and issued, and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (y) The Co-Investment Common Stock included in the
Co-Investment Units will be duly authorized, validly issued, fully paid and non-assessable when delivered against payment to the Co-Investment Purchasers in connection with the consummation of a Business Combination.

                  (z) The Co-Investment Warrants will be duly executed,
authenticated, issued and delivered when delivered against payment upon the consummation of a Business Combination, and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (aa) The shares of Common Stock issuable upon exercise of the
Co-Investment Warrants included in the Co-Investment Units will be duly authorized and, when executed by the Company and countersigned and issued and delivered against payment therefor pursuant to the Co-Investment Subscription
Agreement and the Warrant Agreement, will be validly issued, fully paid and non-assessable.

(bb) This Agreement has been duly authorized, executed and delivered by the
Company.

(cc) The Trust Agreement has been duly authorized, executed and delivered by the
Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors'
rights generally from time to time in effect and by equitable principles of general applicability.

                  (dd) The Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the
Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (ee) The Securities Purchase Agreement has been duly
authorized, executed and delivered by the Company and the Founders, and is a valid and binding agreement of the Company and the Founders, enforceable against the Company and the Founders, respectively, in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (ff) The Warrant Subscription Agreement has been duly
authorized, executed and delivered by the Company and the Sponsors, and is a valid and binding agreement of the Company and the Sponsors, enforceable against the Company and the Sponsors, respectively, in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (gg) The Co-Investment Subscription Agreement has been duly authorized, executed and delivered by the Company and the Co-Investment
Purchasers, and is a valid and binding agreement of the Company and the
Co-Investment Purchasers, enforceable against the Company and the Co-Investment
Purchasers, respectively, in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (hh) The Escrow Agreement has been duly authorized, executed and delivered by the Company and, to the Company's knowledge, the Founders, and is a valid and binding agreement of the Company and, to the Company's knowledge, the Founders, enforceable against the Company and, to the Company's knowledge, the Founders, respectively, in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (ii) The Services Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the
Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (jj) The Registration Rights Agreement has been duly
authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally from time to time in effect and by equitable principles of general applicability.

                  (kk) To the Company's knowledge, each of the Insider Letters has been duly authorized, executed and delivered by the Founders and each of
Leslie Michelson, William V. Campbell, William F. Owens and Michael A. Henning
(each an "Independent Director" and, collectively, the "Independent Directors")
and is a valid and binding agreement of the Company, and, to the Company's knowledge, the Founders and each of the Independent Directors, enforceable against them in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors'
rights generally from time to time in effect and by equitable principles of general applicability.

                  (ll) The Company is not and, after giving effect to the
offering and sale of the Securities and the application of the proceeds thereof as described in the Statutory Prospectus and the Prospectus, will not be an
"investment company" as defined in the Investment Company Act of 1940, as amended.

                  (mm) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Trust Agreement, the Warrant
Agreement, the Securities Purchase Agreement, the Warrant

Subscription Agreement, the Co-Investment Subscription Agreement, the Escrow
Agreement, the Services Agreement, the Registration Rights Agreement, or the
Insider Letters, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Statutory Prospectus and the Prospectus.

                  (nn) Neither the issue and sale of the Securities nor the
consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of the Trust Agreement, the Warrant
Agreement, the Securities Purchase Agreement, the Warrant Subscription
Agreement, the Co-Investment Subscription Agreement, the Escrow Agreement, the
Services Agreement, the Registration Rights Agreement, or the Insider Letters
will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the charter or by-laws of the Company, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the
Company is a party or bound or to which its property is subject, or (iii) any statute, law, rule, or regulation, judgment, order or decree applicable to the
Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties.

                  (oo) Except as set forth in the Statutory Prospectus and
Prospectus, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

                  (pp) The historical financial statements and schedules of the
Company included in the Statutory Prospectus, the Prospectus and the
Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The summary financial data set forth under the caption "Summary Financial Data" in the Statutory
Prospectus, Prospectus and Registration Statement fairly present in all material respects, on the basis stated in the Statutory Prospectus, Prospectus and
Registration Statement, the information included therein. The Company is not party to any off-balance sheet transactions, arrangements, obligations
(including contingent obligations), or other relationships with unconsolidated entities or other persons that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. The statistical, industry-related and market-related data included in the Registration Statement, the Statutory
Prospectus and the Prospectus are based on or derived from sources which the
Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived. All such data was derived from publicly available sources.

                  (qq) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or, to the Company's knowledge, the Founders, or the property of any of them is pending or, to the knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby by the Company or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Statutory Prospectus and the Prospectus (exclusive of any supplement thereto).

                  (rr) The Company owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

                  (ss) The Company is not in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, in any material respects, or (iii)
any (x) in any material respects, statute, law, rule, regulation, or (y)
judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the
Company.

                  (tt) Goldstein Golub Kessler LLP ("Goldstein Golub Kessler"),
who have certified certain financial statements of the Company and delivered their report with respect to the audited financial statements and schedules included in the Statutory Prospectus and the Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (uu) The Company maintains (i) effective internal control over financial reporting and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (vv) The Company maintains effective "disclosure controls and procedures" (as defined under Rule 13a-15(e) under the Exchange Act) that are designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure.

                  (ww) There are no transfer taxes or other similar fees or
charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities.

                  (xx) The Company has filed all tax returns that are required to be filed by it or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, taken as a whole, whether or not arising from transactions in the ordinary course of business) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Statutory Prospectus and the Prospectus
(exclusive of any supplement thereto).

                                       10

                  (yy) The Company possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Statutory Prospectus and the Prospectus
(exclusive of any supplement thereto).

                  (zz) There is and has been no failure on the part of the
Company and any of the Company's directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the
"Sarbanes-Oxley Act"), including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

                  (aaa) There is and has been no failure on the part of the
Company or, to the Company's knowledge, any of the Company's officers or directors, in their capacities as such, to comply with (as and when applicable), and immediately following the Effective Date the Company will be in compliance with, (a) Part 8 of the American Stock Exchange's "AMEX Company Guide," as
amended and (b) all other provisions of the American Stock Exchange corporate governance requirements set forth in the AMEX Company Guide, as amended.

                  (bbb) Neither the Company, nor to the Company's knowledge, any
Insider, officer, agent, employee, or affiliate is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, the
Founders and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

                  (ccc) The operations of the Company are and have been
conducted in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money
Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

                  (ddd) Neither the Company, nor, after due inquiry, to the
Company's knowledge, the Founders or any director, officer, agent, employee, affiliate is currently subject to any sanctions administered by the Office of
Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company
will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any sanctions administered by
OFAC.

                                       11

                  (eee) Neither the Company, nor, after due inquiry, to the
Company's knowledge, the Founders or any officer or director of the Company has violated: (a) the Bank Secrecy Act, as amended, (b) the Money Laundering Laws, or (c) the Uniting and Strengthening of America by Providing Appropriate Tools
Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001,
and/or the rules and regulations promulgated under any such law, or any successor law.

                  (fff) Except as disclosed in the Registration Statement, the
Statutory Prospectus and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of
Citigroup Global Markets Holdings Inc. and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of Citigroup Global Markets Holdings Inc.

                  (ggg) To the Company's knowledge, all information contained in the questionnaires (the "Questionnaires") completed by the Insiders and provided to the Underwriters is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires completed by the Founders and the Company's other officers, directors and special advisors to become inaccurate and incorrect.

                  (hhh) Except as disclosed in the Registration Statement, the
Statutory Prospectus and the Prospectus, prior to the date hereof, none of the
Company, the Founders, the Company's officers and directors or any affiliate thereof had, and as of the Closing Date, the Company, and such officers and directors, the Founders and their affiliates will have had: (a) any specific
Business Combination under consideration or contemplation or (b) any interactions or discussions with any target business relating to a possible
Business Combination.

                  (iii) Except as described in the Registration Statement, the
Statutory Prospectus and the Prospectus, there are no claims, payments, arrangements, contracts, agreements or understandings relating to the payment of a brokerage commission or finder's, consulting, origination or similar fee by the Company or the Founders with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, the
Founders that may affect the Underwriters' compensation, as determined by the
Financial Industry Regulatory Authority ("FINRA").

                  (jjj) The Company has not made any direct or indirect payments
(in cash, securities or otherwise) to: (i) any person, as a finder's fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve months prior to the Effective Date, other than payments to the
Underwriters.

                  (kkk) Except as disclosed in the FINRA Questionnaires provided to the Representative, no officer, director, or beneficial owner of any class of the Company's securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, a "Company Affiliate") is a member of, or a person associated or affiliated with a member of, FINRA.

                  (lll) Except as disclosed in the FINRA Questionnaires, no
Company Affiliate is an owner of stock or other securities of any member of
FINRA (other than securities purchased on the open market).

                                       12

                  (mmm) To the Company's knowledge, no Company Affiliate has made a subordinated loan to any member of FINRA.

                  (nnn) No proceeds from the sale of the Underwritten Securities
(excluding underwriting compensation as disclosed in the Statutory Prospectus and the Prospectus) will be paid to any FINRA member, or any persons associated or affiliated with a member of FINRA.

                  (ooo) The Company has not issued any warrants or other
securities, or granted any options, directly or indirectly to anyone who is a potential underwriter in the offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement.

                  (ppp) Except as disclosed in the FINRA Questionnaires, no
person to whom securities of the Company have been privately issued within the
180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA.

                  (qqq) To the Company's knowledge, no FINRA member intending to participate in the Offering has a conflict of interest with the Company. For this purpose, a "conflict of interest" exists when a member of FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 10%
or more of the Company's outstanding subordinated debt or common equity, or 10%
or more of the Company's preferred equity. "FINRA member participating in the
Offering" includes any associated person of an FINRA member that is participating in the Offering, any members of such associated person's immediate family, and any affiliate of an FINRA member that is participating in the
Offering.

                  (rrr) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (sss) None of the Company's officers or directors is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be and act in the capacity of an employee, officer, director or special advisor of the Company or a Founder, Sponsor, or Co-Investment Purchaser.

                  (ttt) The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other entity.

                  (uuu) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Act or the
Exchange Act to be described in the Statutory Prospectus or the Prospectus which is not described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, Statutory Prospectus and the
Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company.

                  (vvv) The Company has not offered, or caused the Underwriters to offer, the Underwritten Securities to any person or entity with the intention of unlawfully influencing: (a) a

                                       13

customer or supplier of the Company or any affiliate of the Company to alter the customer's or supplier's level or type of business with the Company or such affiliate or (b) a journalist or publication to write or publish favorable information about the Company or any such affiliate.

                  (www) Upon delivery and payment for the Units on the Closing
Date and the filing of audited financial statements on Form 8-K with the
Commission, the Company will not be subject to Rule 419 under the Act and none of the Company's outstanding securities will be deemed to be a "penny stock" as defined in Rule 3a51-1 under the Exchange Act.

                  Any certificate signed by any officer of the Company and
delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

                  2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the
Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of
$9.60 per Unit, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto. Notwithstanding the foregoing, the
Underwriters shall purchase from the Company, at a purchase price of $10.00 per
Unit, the amount of Underwritten Securities, if any, purchased from the
Underwriters by Kanders & Company, up to a maximum of 500,000 Units (such Units, the "Kanders Units").

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 1,500,000 Option Securities at the same purchase price per Unit as the
Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten
Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written notice by the Representative to the Company setting forth the number of
Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each
Underwriter shall be the same percentage of the total number of shares of the
Option Securities to be purchased by the several Underwriters as such
Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as the Representative in its absolute discretion shall make to eliminate any fractional shares.

                  (c) In addition to the discount from the public offering price represented by the Purchase Price set forth in the first sentence of Section
2(a) of this Agreement, the Company hereby agrees to pay to the Underwriters a deferred discount of $0.30 per Unit (including both Underwritten Securities
(other than any Kanders Units) and Option Securities) purchased hereunder (the
"Deferred Discount"). The Deferred Discount will be payable from amounts on deposit in the Trust Account if and when the Company consummates a Business
Combination. The Underwriters hereby agree that if no Business Combination is consummated within the time period provided in the Trust Agreement and the funds held under the Trust Agreement are distributed to the holders of the Common
Stock sold pursuant to this Agreement (the "Public Stockholders"), (i) the
Underwriters will forfeit any rights or claims to the Deferred Discount and (ii)
the trustee under the Trust Agreement is authorized to distribute the Deferred
Discount to the Public Stockholders on a pro rata basis.

                  3. Delivery and Payment. Delivery of and payment for the
Underwritten Securities and the Option Securities (if the option provided for in
Section 2(b) hereof shall have been exercised on or before the third Business
Day prior to the Closing Date) shall be made at 10:00 AM, New York City

                                       14

time, on [o], 2007, or at such time on such later date not more than three
Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof by wire transfer payable in same-day funds to an account specified by the Company and to the
Trust Account as described below in this Section 3. Delivery of the Underwritten
Securities and the Option Securities shall be made through the facilities of The
Depository Trust Company ("DTC") unless the Representative shall otherwise instruct.

                  (a) Payment for the Underwritten Securities shall be made as follows: $9.60 per Underwritten Security other than the Kanders Units, and
$10.00 per Kanders Unit, shall be deposited in the Trust Account pursuant to the terms of the Trust Agreement and $600,000 shall be paid to the order of the
Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) (or through the facilities of DTC)
for the account of the Underwriters representing the Underwritten Securities.
The Underwritten Securities shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two Business Days prior to the Closing Date. The Company will permit the
Representative to examine and package the Underwritten Securities for delivery, at least one Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Underwritten Securities except upon tender of payment by the Representative for all the Underwritten Securities.

                  (b) Payment for the Option Securities shall be made as
follows: $9.60 per Option Security shall be deposited in the Trust Account pursuant to the terms of the Trust Agreement upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) (or through the facilities of DTC) for the account of the Underwriters representing the Option Securities. The certificates representing the Option Securities to be delivered will be in such denominations and registered in such names as the
Representative requests not less than two Business Days prior to the Closing
Date and will be made available to the Representative for inspection, checking and packaging at the aforesaid office of the Company's transfer agent or correspondent not less than one Business Day prior to such Closing Date.

                  If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representative, at
388 Greenwich Street, New York, New York, on the date specified by the
Representative (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representative of the purchase price thereof to the Trust Account as described above in Section 3(b). If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representative on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                  4. Offering by Underwriters. It is understood that the several
Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus (the "Offering").

                                       15

                  5. Agreements. The Company agrees with the several
Underwriters that:

                  (a) Prior to the termination of the offering of the
Securities, the Company will not file any amendment of the Registration
Statement or supplement to the Prospectus or any Rule 462(b) Registration
Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representative with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the
Representative of such timely filing. The Company will promptly advise the
Representative (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any
Rule 462(b) Registration Statement shall have been filed with the Commission,
(ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii)
of any request by the Commission or its staff for any amendment of the
Registration Statement, or any Rule 462(b) Registration Statement, or for any
supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the
Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the
Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its commercially reasonable efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration
Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as reasonably possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its commercially reasonable efforts to have such amendment or new registration statement declared effective as soon as practicable.

                  (b) If, at any time prior to the filing of the Prospectus
pursuant to Rule 424(b), any event occurs as a result of which the Statutory
Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the
Company will (i) notify promptly the Representative so that any use of the
Statutory Prospectus may cease until it is amended or supplemented; (ii) amend or supplement the Statutory Prospectus to correct such statement or omission;
and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

                  (c) If, at any time when a prospectus relating to the
Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, or if it shall be necessary to amend the Registration Statement or supplement the
Prospectus to comply with the Act or the rules thereunder, the Company promptly will (i) notify the Representative of any such event; (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section
5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (iii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (d) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

                                       16

                  (e) The Company will not make any offer relating to the Units that constitutes or would constitute a Free Writing Prospectus or a portion thereof required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act.

                  (f) The Company will furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration
Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act
(including in circumstances where such requirement may be satisfied pursuant to
Rule 172), as many copies of each Preliminary Prospectus, the Prospectus and any supplement thereto as the Representative may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (g) The Company will arrange, if necessary, for the
qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                  (h) Except as set forth below, the Company will not, without the prior written consent of the Representative, (i) offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any other Units, shares of Common Stock, Warrants or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Units, Common Stock or Warrants, Common Stock issuable upon exercise of the Warrants or any securities convertible into or exercisable or exchangeable for Common Stock or
Warrants or other rights to purchase Common Stock or any such securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or publicly announce an intention to effect any such transaction in (i) or (ii), during the period commencing on the date hereof and ending 180 days after the date of this Agreement, provided, however, that if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, then the foregoing restrictions shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided further, however, that the Company may (i) issue and sell the Sponsors' Warrants and Co-Investment Units and may issue and sell the Option Securities on exercise of the option provided for in Section 2(b) hereof and (ii) may contract to sell, and issue, shares of Common Stock in connection with the consummation of its initial Business Combination. The Company will provide the Representative and any co-managers and each individual subject to the restricted period pursuant to the lockup letters in the form attached as Exhibit B with prior notice of any such announcement that gives rise to an extension of the restricted period.

                                       17

                  (i) The Company will not take, directly or indirectly, any action designed to or that would constitute or that could reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (j) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each
Preliminary Prospectus, the Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the
Securities on the American Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with FINRA (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) 50% of the cost of privately chartered airplanes incurred in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the
Company; and (x) all other costs and expenses incident to the performance by the
Company of its obligations hereunder.

                  (k) For a period of at least five years from the Effective
Date, or until such earlier time upon which the Company is required to be liquidated or ceases to be subject to public company reporting obligations, the
Company will use its best efforts to maintain the registration of the Units,
Common Stock and Warrants under the provisions of the Exchange Act. The Company will not deregister the Units, Common Stock or Warrants under the Exchange Act
(except in connection with a going private transaction after the completion of the Business Combination) without the prior written consent of the
Representative.

                  (l) The Company shall have, by the date hereof, retained its registered independent public accountants to audit the financial statements of the Company as of the Closing Date (the "Audited Financial Statements")
reflecting the receipt by the Company of the proceeds of the initial public offering. As soon as the Audited Financial Statements become available, the
Company shall promptly (but in any event within four business days after the
Closing Date) file a Current Report on Form 8-K with the Commission, which
Report shall contain the Company's Audited Financial Statements. Additionally,
upon the Company's receipt of the proceeds from the exercise of all or any portion of the option provided for in Section 2(b) hereof, the Company shall promptly (but in any event within four business days after the Closing Date for the sale of the Option Securities) file a Current Report on Form 8-K with the
Commission, which report shall disclose the Company's sale of the Option
Securities and its receipt of the proceeds therefrom.

                  (m) For a period of at least five years from the Effective
Date or until such earlier time that the Company is required to be liquidated or ceases to be subject to public company reporting obligations, the Company, at its expense, shall cause its regularly engaged registered independent

                                       18

certified public accountants to review (but not audit) the Company's financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company's Form 10-Q quarterly report and the mailing, if any, of quarterly financial information to stockholders.

                  (n) For a period of five years from the Effective Date or
until such earlier time that the Company is required to be liquidated or ceases to be subject to public company reporting obligations, the Company will furnish to the Representative such copies of financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities (provided that by filing such financial statements and other periodic and special reports with the Commission via EDGAR the Company shall be deemed to have delivered such items to the Representative)
and such additional documents and information with respect to the Company as the
Representative may from time to time reasonably request.

                  (o) For a period of at least five years from the Effective
Date or until such earlier time that the Company is required to be liquidated or ceases to be subject to public company reporting obligations, the Company shall retain a transfer and warrant agent.

                  (p) Until consummation of the initial Business Combination, in no event will the fees payable under the Services Agreement be more than $10,000 per month in the aggregate. Upon the consummation of the initial Business
Combination, the Services Agreement shall terminate.

                  (q) Except as set forth in this subsection and the Services
Agreement, the Company shall not pay the Founders, Kanders & Company, Inc., Ivy
Capital Partners or any of the Company's officers or directors or any of their affiliates any fees or compensation for services rendered to the Company prior to, or in connection with, the consummation of a Business Combination; provided however, that officers, directors and affiliates may receive reimbursement for out-of-pocket expenses incurred by them in connection with an initial Business
Combination to the extent that such expenses do not exceed the amount of available proceeds not deposited in the Trust Account and the amount of interest income that may be released from the Trust Account as described in the
Registration Statement; provided further, however, that if the initial Business
Combination is consummated, to the extent that such out-of-pocket expenses were not reimbursed due to the operation of the immediately preceding proviso, the
Company may reimburse such out-of-pocket expenses.

                  (r) The Company will apply the net proceeds from the offering received by it in a manner consistent with the applications described under the caption "Use of Proceeds" in the Statutory Prospectus and the Prospectus.

                  (s) In the event any person or entity (regardless of any FINRA affiliation or association) is engaged to assist the Company in its search for a merger candidate or to provide any other merger and acquisition services, the
Company will provide the following to (A) FINRA for a period of ninety days following the date of the Prospectus and (B) the Representative at any time prior to the consummation of a Business Combination: (i) complete details of all services and copies of agreements governing such services; and (ii)
justification as to why the person or entity providing the merger and acquisition services should not be considered an "underwriter and related person" with respect to the Company's initial public offering, as such term is defined in Rule 2710 of FINRA's Conduct Rules. The Company also agrees that proper disclosure of such arrangement or potential arrangement will be made in the proxy statement which the Company will file for purposes of soliciting stockholder approval for the Business Combination.

                                       19

                  (t) The Company shall advise FINRA if it is aware that any 5%
or greater stockholder of the Company becomes an affiliate or associated person of an FINRA member participating in the distribution of the Company's
Securities.

                  (u) The Company shall cause the proceeds of the offering to be held in the Trust Account to be invested only in United States "government securities," within the meaning of Section 2(a)(16) of the Investment Company
Act, having maturity of 180 days or less, or in one or more money market funds meeting the conditions specified in Rule 2a-7 of the Investment Company Act, as set forth in the Trust Agreement and disclosed in the Statutory Prospectus and the Prospectus. The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act. Furthermore, once the Company consummates a Business Combination, it will be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities.

                  (v) During the period prior to the Company's initial Business
Combination, the Company may instruct the trustee under the Trust Agreement that up to an aggregate of $1,750,000 of interest income (after appropriate reserve for payment of taxes) be released to the Company solely for the purposes described in the "Use of Proceeds" section of the Registration Statement under the caption "Use of net proceeds not held in trust and up to $1,750,000 of the interest earned on the Trust Account that may be released to us to cover our working capital requirements". After an aggregate of $1,750,000 is released to the Company, any interest income earned on the amounts held in the Trust Account
(net of taxes payable thereon) will remain in the Trust Account until the earlier of the consummation of the Company's initial Business Combination or the
Liquidation.

                  (w) The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of any of the Warrants, Founders' Warrants, Sponsors' Warrant and
Co-Investment Warrants outstanding from time to time.

                  (x) Prior to the consummation of a Business Combination or the
Liquidation, the Company shall not issue any shares of Common Stock, Warrants or any options or other securities convertible into Common Stock, or any shares of preferred stock which participate in any manner in the Trust Account or which vote as a class with the Common Stock on a Business Combination.

                  (y) Prior to the consummation of a Business Combination or the
Liquidation, the Company shall cause its audit committee to review and approve all expense reimbursements made to its officers, directors and affiliates and any expense reimbursements payable to members of the Company's audit committee will be reviewed and approved by the Company's board of directors, with any interested directors abstaining from such review and approval.

                  (z) The Company agrees that it will use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including, but not limited to, using its best efforts to prevent any of the Company's outstanding securities from being deemed to be a "penny stock" as defined in Rule 3a-51-1 under the Exchange
Act during such period.

                  (aa) The Company will maintain "disclosure controls and
procedures" (as defined under Rule 13A-15(e) under the Exchange Act) and a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv)
the

                                       20

recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (bb) The Company will use its best efforts to effect and
maintain the listing of the Units, Common Stock and Warrants on the American
Stock Exchange.

                  (cc) As soon as legally required to do so, the Company and its directors and officers, in their capacities as such, shall take all actions necessary to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley
Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

                  (dd) The Company and any of the Company's directors or
officers, in their capacities as such, shall take all actions necessary to comply with any provision of the (i) Part 8 of the AMEX Company Guide and (b)
all other provisions of the American Stock Exchange corporate governance requirements set forth in the AMEX Company Guide.

                  (ee) The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its Amended and Restated Certificate of Incorporation, as amended, or Bylaws, as amended.
Except in connection with the consummation of a Business Combination, the
Company will not amend its Amended and Restated Certificate of Incorporation without the prior written consent of the Representative, which consent shall not be unreasonably withheld.

                  (1) The Company hereby agrees that prior to commencing its due diligence investigation of any operating business which the Company seeks to acquire for its initial Business Combination ("Target Business") or obtaining the services of any vendor, it will use its commercially reasonable efforts to cause the Target Business or vendor to execute a waiver letter in the form attached hereto as Exhibit A.

                  (2) Prior to the consummation of the initial Business
     Combination, the Company will submit such transaction to the Company's stockholders for their approval ("Business Combination Vote") even if the nature of the acquisition is such as would not ordinarily require stockholder approval under applicable state law; and in the event that the
     Company does not effect a Business Combination by twenty-four (24) months from the date of the Prospectus, the Company will be liquidated and will distribute to all Public Stockholders an aggregate sum equal to the
     Company's "Liquidation Value." The Company's "Liquidation Value" shall mean the greater of (i) the Company's book value, as determined by the Company and agreed by Goldstein Golub Kessler or the independent registered public accounting firm then engaged by the Company pursuant to an audit, or (ii)
     the amount of funds in the Trust Account (including (a) the proceeds held in the Trust Account from the Offering and the sale of the Sponsors'
     Warrants, (b) the amount held in the Trust Account representing the
     Deferred Discount and (c) any interest income earned on the funds held in the Trust Account, net of taxes payable thereon, that are not released to the Company to cover its operating expenses in accordance with Section
     5(v)). Only Public Stockholders holding shares of Common Stock shall be entitled to receive liquidating distributions and the Company shall pay no liquidating distributions with respect to any other shares of Common Stock of the Company. With respect to the initial Business Combination Vote, the
     Founders have agreed to vote all of their Founders' Common Stock in accordance with the vote cast by a majority of the shares of Common Stock held by the Public Stockholders and any other shares of Common Stock held by them, whenever and however acquired, in favor of such Business
     Combination. At the time the Company seeks approval of the initial Business
     Combination, the Company will offer to each Public Stockholder holding shares of Common

                                       21

     Stock the right to convert its shares at a per share conversion price (the
     "Conversion Price") equal to (A) the amount in the Trust Account, inclusive of (x) the proceeds from this offering held in the Trust Account, including the proceeds from the sale of the Sponsors' Warrants, (y) the amount held in the Trust Account representing the Deferred Discount and (z) any interest income earned on the funds held in the Trust Account, net of taxes payable thereon, that are not released to the Company to cover its operating expenses in accordance with Section 5(v), divided by (B) the total number of Units sold in the offering. If a majority of the shares voted by the Public Stockholders are voted to approve the initial Business
     Combination, and if Public Stockholders holding less than 30% of the shares of Common Stock sold in the Offering vote against such approval of a
     Business Combination and elect to convert their shares of Common Stock, the
     Company will proceed with such Business Combination. If the Company elects to so proceed, it will convert shares, based upon the Conversion Price, from those Public Stockholders who affirmatively requested such conversion and who voted against the Business Combination. Only Public Stockholders holding shares of Common Stock other than those derived from the Kanders
     Units shall be entitled to receive distributions from the Trust Account in connection with the approval of an initial Business Combination, and the
     Company shall pay no distributions with respect to any other holders or shares of capital stock of the Company. If Public Stockholders holding 30%
     or more vote against approval of a potential Business Combination and elect to convert their shares, the Company will not proceed with such Business
     Combination and will not convert such shares.

                  (3) The Company agrees that the initial Target Business(es) or any portion(s) thereof that it acquires in a Business Combination must have an aggregate fair market value equal to at least 80% of the amount in the
     Trust Account (excluding the Underwriters' Deferred Discount) at the time of such acquisition. Fair market value must be determined by the Board of
     Directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value and the Board of Directors shall be permitted to rely upon the advice of the Company's financial advisors in connection therewith. If the Board of Directors of the Company is not able to independently determine that the initial Target Business(es) or any portion(s) thereof has a fair market value of at least 80% of the Trust
     Account at the time of such Business Combination, the Company will obtain an opinion from an unaffiliated, independent investment banking firm which is a member of FINRA with respect to the satisfaction of such criteria. The
     Company is not required to obtain an opinion from an investment banking firms as to the fair market value of the target business if the Company's
     Board of Directors independently determines that the target business does have sufficient fair market value.

                  (4) Within five Business Days following the consummation by the Company of a Business Combination, the Company shall cause an announcement ("Business Combination Announcement") to be placed, at its cost, in The Wall Street Journal, The New York Times and a third national publication to be selected by the Representative announcing the consummation of the Business Combination and indicating that the
     Underwriters were the underwriters in the offering. The Company shall supply the Representative with a draft of the Business Combination
     Announcement and provide the Representative with a reasonable advance opportunity to comment thereon. The Company will not place the Business
     Combination Announcement without the final approval of the Representative, which approval will not be unreasonably withheld or delayed.

                  (ff) Upon the consummation of the initial Business
     Combination, the Company will pay to the Representative, on behalf of the
     Underwriters, the Deferred

                                       22

     Discount. Payment of the Deferred Discount will be made out of the proceeds of this offering held in the Trust Account. The Underwriters shall have no claim to payment of any interest earned on the portion of the proceeds held in the Trust Account representing the Deferred Discount. If the Company fails to consummate its initial Business Combination within the required time period set forth in the Registration Statement, the Deferred Discount will not be paid to the Representative and will, instead, be included in the Liquidation distribution of the proceeds held in the Trust Account made to the Public Stockholders. In connection with any such Liquidation, the
     Underwriters forfeit any rights or claims to the Deferred Discount, including any accrued interest thereon.

                  6. Conditions to the Obligations of the Underwriters. The
     obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the
     Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) The Prospectus, and any supplement thereto, have been
     filed in the manner and within the time period required by Rule 424(b); and
     no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have requested and caused Graubard
     Miller, counsel for the Company, to have furnished to the Representative their opinion, dated the Effective Date and addressed to the Representative in the form attached as Exhibit C. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Delaware General Corporation Law, the State of
     New York, and the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the
     Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

                  (c) The Representative shall have received from Bingham
     McCutchen LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Securities, the Registration Statement, the
     Statutory Prospectus, the Prospectus (together with any supplement thereto)
     and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Company shall have furnished to the Representative a certificate of the Company, signed by the Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing
     Date, to the effect that the signers of such certificate have carefully examined the Registration Statement each Preliminary Prospectus, the
     Prospectus and any amendment or supplement thereto, and this Agreement and that:

                         (i) the representations and warranties of the Company
          in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing
          Date;

                                       23

                         (ii) no stop order suspending the effectiveness of the
          Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                         (iii) since the date of the most recent financial
          statements included in the Statutory Prospectus and the Prospectus
          (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Statutory Prospectus and the
          Prospectus (exclusive of any supplement thereto).

                  (e) The Company shall have requested and caused Goldstein
Golub Kessler to have furnished to the Representative, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the
Representative, confirming that they are registered independent accountants within the meaning of the Act and the Exchange Act and the applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of the Company for the [
]-month period ended [ ] and as at [ ], in accordance with Statement on Auditing
Standards No. 100 and stating in effect that:

                         (i) in their opinion the audited financial statements
          and financial statement schedules included in the Registration
          Statement, the Statutory Prospectus and the Prospectus and reported on by them comply as to form with the applicable accounting requirements of the Act and the related rules and regulations adopted by the
          Commission;

                         (ii) on the basis of a reading of the latest unaudited
          financial statements made available by the Company; their limited review, in accordance with standards established under Statement on
          Auditing Standards No. 100, of the unaudited interim financial information for the -month period ended [ ] and as at [ ] [,as indicated in their report dated ] ; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings, if any, of the stockholders, directors and audit, governance and nominating committees of the Company; and inquiries of certain officials of the
          Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to [ ], nothing came to their attention which caused them to believe that:

                  (1) any unaudited financial statements included in the
     Registration Statement, the Statutory Prospectus and the Prospectus do not
     comply as to form with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to registration statements on Form S-1; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, the Statutory Prospectus and the Prospectus; and

                  (2) with respect to the period subsequent to [ ], there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company or capital stock of the
     Company or decreases in the stockholders' equity of the Company net loss or loss before income taxes or in total or per share amounts of net loss to the Company as compared with the amounts shown on the [ ] [insert same date as above]

                                       24

     balance sheet included in the Registration Statement, the Statutory
     Prospectus and the Prospectus, or for the period from [ ] [insert date one day after the date inserted above] to such specified date there were any decreases, as compared with [ ] [insert the appropriate comparative period;
     e.g.: the corresponding period in the preceding year; or, the corresponding period in the preceding quarter; or, if no appropriate period exists, insert dollar amounts for each item] in [net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries] [add to the list of items in brackets above any other appropriate income statement items; e.g.: operating income; net interest income; net interest income after provision for loan losses], except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the
     Representative;

                         (iii) they have performed certain other specified
          procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the
          Registration Statement, the Statutory Prospectus and the Prospectus,
          including the information set forth under the captions "Dilution" and
          "Capitalization" in the Statutory Prospectus and the Prospectus,
          agrees with the accounting records of the Company, excluding any questions of legal interpretation.

                  References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

                  (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), the Statutory Prospectus and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section
6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the
Statutory Prospectus and the Prospectus (exclusive of any supplement thereto)
the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the
Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Statutory Prospectus and the Prospectus (exclusive of any supplement thereto).

                  (g) Prior to the Closing Date, the Company shall have
furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

                  (h) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting or other arrangements of the transactions contemplated hereby.

                  (i) The Securities shall be duly listed, subject to notice of issuance, on the American Stock Exchange, satisfactory evidence of which shall have been provided to the Representative.

                  (j) On the Effective Date, the Company shall have delivered to the Representative executed copies of the Trust Agreement, the Warrant
Agreement, the Securities Purchase Agreement, the Warrant Subscription
Agreement, the Co-Investment Subscription Agreement, the Escrow Agreement, the
Services Agreement, and each of the Insider Letters.

                                       25

                  (k) At the Execution Time, the Company shall have furnished to the Representative a letter substantially in the form of Exhibit B hereto from each officer and director of the Company and the Founders addressed to the
Representative.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the
Underwriters hereunder may be canceled at, or at any time prior to, the Closing
Date by the Representative. Notice of such cancellation shall be given to the
Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Bingham McCutchen LLP, counsel for the
Underwriters, at 399 Park Avenue, New York, New York, 10022, unless otherwise indicated herein, on the Closing Date.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the
Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representative on demand for all out-of-pocket expenses
(including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities.

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any
Preliminary Prospectus or the Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally and not jointly agrees to
indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the
Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the

                                       26

foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth (i) in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting", (ii)
the list of Underwriters and their respective participation in the sale of the
Securities, (iii) the sentences related to concessions and reallowances and (iv)
the paragraph related to stabilization, syndicate covering transactions and penalty bids in the Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several
Underwriters for inclusion in the Preliminary Prospectus or the Prospectus.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i)
will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below);
provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party authorizes (in its sole discretion) the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a),
(b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities
(including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively "Losses") to which the
Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the
Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of

                                       27

the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the
Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the
Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such
Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this
Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of
Securities set forth opposite the names of all the remaining Underwriters) the
Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of
Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this
Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any
other documents or arrangements may be effected. Nothing contained in this
Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to
termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment (i) trading in the Company's Units, Common
Stock or Warrants shall have been suspended by the Commission or the American
Stock Exchange or trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited or minimum prices shall have been established on either of such

                                       28

exchanges, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the
Securities as contemplated by the Statutory Prospectus or the Prospectus
(exclusive of any supplement thereto).

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the
Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities.
The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General
Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel,
Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York,
10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to (201) 573-8403 and confirmed to it at One Paragon
Drive, Suite 125, Montvale, New Jersey 07645, Attn: Robert W. Pangia and One
Landmark Square, 22nd Floor, Stamford, Connecticut 06901, telefaxed to (203)
428-2022, Attn: Phil A. Baratelli.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. No Fiduciary Duty. The Company hereby acknowledges that
(a) the purchase and sale of the Securities pursuant to this Agreement is an arm's-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other,
(b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company's engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the
Company, in connection with such transaction or the process leading thereto.

                  15. Integration. This Agreement supersedes all prior
agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

                  16. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                                       29

                  17. Waiver of Jury Trial. The Company hereby irrevocably
waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding between the Company and the Underwriters arising out of or relating to this Agreement or the transactions contemplated hereby.

                  18. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  19. Headings. The section headings used herein are for
convenience only and shall not affect the construction hereof.

                  20. Definitions. The terms that follow, when used in this
Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Business Day" shall mean any day other than a Saturday, a
Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City [or ].

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Effective Date" shall mean each date and time that the
Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this
Agreement is executed and delivered by the parties hereto.

                  "Free Writing Prospectus" shall mean a free writing
prospectus, as defined in Rule 405.

                  "Liquidation" shall mean the distributions of the Trust
Account to the Public Stockholders if the Company fails to consummate a Business
Combination.

                  "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A
Information.

                  "Prospectus" shall mean the prospectus relating to the
Securities that is first filed pursuant to Rule 424(b) after the Execution Time.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the
Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430A, as amended at the Execution Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration
Statement becomes effective prior to the Closing

                                       30

Date, shall also mean such registration statement as so amended or such Rule
462(b) Registration Statement, as the case may be.

                  "Rule 158", "Rule 163", "Rule 164", "Rule 172", "Rule 405",
"Rule 415", "Rule 424", "Rule 430A" and "Rule 433" refer to such rules under the
Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the
Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a)
hereof.

                  "Statutory Prospectus" shall mean the Preliminary Prospectus dated ___________, 2007, relating to the Securities that was first filed as part of Registration Statement with the Commission on ___________, 2007.

                                       31

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                     Very truly yours,

                                     Highlands Acquisition Corp.

                                     By:
                                        ----------------------------------------
                                         Name:
                                         Title:

                                       32

Citigroup Global Markets Inc.

By:
   --------------------------------------------------
     Name:
     Title:

For itself and the other several Underwriters named in Schedule I to the foregoing Agreement.

                                       33

                                   SCHEDULE I

                                               Number of Underwritten Securities
Underwriters                                            to be Purchased
------------                                            ---------------
Citigroup Global Markets Inc..............
William Smith

                                                           ==========
         Total............................                 10,000,000

                                       34

                                                                       EXHIBIT A

                        FORM OF TRUST CLAIM WAIVER LETTER

             [Letterhead of prospective vendor or target business.]

[Address]

Ladies and Gentlemen:

                  Reference is made to the Prospectus of Highlands Acquisition
Corp. (the "Company"), dated __________________, 2007 (the "Prospectus").

                  We acknowledge that we have read the Prospectus and understand that the Company has established a Trust Account for the benefit of the
Company's public stockholders at [ ], maintained by Continental Stock Transfer &
Trust Company acting as trustee (the "Trust Account") and that the Company may disburse monies from the Trust Account only:

(a) in the event the Company consummates a "business combination" (as such term is used in the Prospectus), to any public stockholders who exercise their conversion rights, to the Underwriters in respect of their deferred underwriting discounts and commissions and to the Company in the amount remaining in the
Trust Account following such payments to the public stockholders and the
Underwriters; or

(b) in the event of the Company's liquidation, to the public stockholders.

                  For and in consideration of the Company [AGREEING TO EVALUATE
US FOR PURPOSES OF CONSUMMATING AN INITIAL BUSINESS COMBINATION][ENGAGING OUR
SERVICES], we hereby agree that we do not have any right, title, interest or claim of any kind in or to any monies in the Trust Account ("Claim") and hereby waive any Claim we may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

                                      Very truly yours,

                                     [NAME]

                                      By:
                                         ---------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT B

                            FORM OF LOCK-UP AGREEMENT

            [Letterhead of officer, director or major shareholder of
                          Highlands Acquisition Corp.]

                           Highlands Acquisition Corp.
                         Public Offering of Common Stock

                                                                      , 2007

Citigroup Global Markets Inc.
As Representative of the several Underwriters,
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  This Lock-Up Agreement (this "Lock-Up Agreement") is being delivered to you in connection with the proposed Underwriting Agreement (the
"Underwriting Agreement"), between Highlands Acquisition Corp., a Delaware corporation (the "Company"), and you as representative of a group of
Underwriters named therein, relating to an underwritten public offering of Units consisting of one share of Common Stock and one warrant (the "Units"), of the
Company.

                  In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Citigroup Global Markets Inc., (i) offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or otherwise dispose of or transfer or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any other Units, shares of Common Stock, Warrants or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Units, Common Stock or Warrants, Common Stock issuable upon exercise of the Warrants or any securities convertible into or exercisable or exchangeable for Common Stock or
Warrants or other rights to purchase Common Stock or any such securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or publicly announce an intention to effect any such transaction in (i) or (ii), during the period commencing on the date hereof and ending 180 days after the date hereof, other than shares of
Common Stock disposed of as bona fide gifts approved in writing and in advance by Citigroup Global Markets Inc.

                  If (i) during the last 17 days of the 180-day restricted
period, the Company issues an earnings release or material news, or a material event relating to the Company occurs, or (ii) prior to the expiration of the
180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, then the foregoing

                                        2

restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless
Citigroup Global Markets Inc. waives, in writing, such extension. The undersigned hereby acknowledges that the Company has agreed in the Underwriting
Agreement to provide written notice of any event that would result in an extension of the 180-day restricted period and agrees that any such notice properly delivered will be deemed to have given to, and received by, the undersigned.

                  If for any reason the Underwriting Agreement shall be
terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                           Yours very truly,

                           [SIGNATURE OF OFFICER, DIRECTOR OR MAJOR STOCKHOLDER]

                           [NAME AND ADDRESS OF OFFICER, DIRECTOR OR MAJOR
                            STOCKHOLDER]

                                       3